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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        OCTOBER 6, 2006 (OCTOBER 3, 2006)

                                MICROISLET, INC.

               (Exact Name of Registrant as Specified in Charter)

            Nevada                                          88-0408274
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(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                    001-32202
                            ------------------------
                            (Commission File Number)

    6370 Nancy Ridge Drive, Suite 112                              92121
         San Diego, California                                ----------------
---------------------------------------                            Zip Code
(Address of Principal Executive Offices)

                                 (858) 657-0287
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              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTOR; ELECTION OF DIRECTOR; APPOINTMENT OF PRINCIPAL
OFFICERS.

On October 3, 2006, Bradley A. Geier, an independent director of our company since 2005, notified our board of his decision not to stand for re-election as a director at the Company's upcoming 2006 annual meeting of stockholders. Mr. Geier did not advise the company of any disagreement with the company on any matter relating to the company's operations, policies or practices. Our board of directors expressed its gratitude to Mr. Geier for his service on the board.

In order to maintain compliance with the rules of the American Stock Exchange concerning composition of our board of directors, which require that at least 50% of our directors to be independent, John F. Steel IV, a non-independent director of our company since 2002, notified our board of his decision not to stand for re-election as a director at the company's upcoming 2006 annual meeting of stockholders. Mr. Steel did not advise the company of any disagreement with the company on any matter relating to the company's operations, policies or practices. Our board of directors expressed its gratitude to Mr. Steel for his service on the board. Mr. Steel will continue with the company in his capacity as Director of Corporate Development, a non-executive position.

Both Mr. Geier and Mr. Steel intend to continue to serve on our board until the upcoming 2006 annual meeting of stockholders scheduled for November 14, 2006.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    October 6, 2006                     MICROISLET, INC.


                                             By: /s/ Kevin A. Hainley
                                                 -------------------------------
                                                 Kevin A. Hainley
                                                 Interim Chief Financial Officer